FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 14, 1999


Commission file number 0-7831


                          JOURNAL COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



              WISCONSIN                                      39-0382060
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     (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                        Identification No.)



    P.O. Box 661, 333 West State Street, Milwaukee, Wisconsin  53201
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    (Address of principal executive offices)                 (Zip Code)



                                 (414) 224-2728
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              (Registrant's telephone number, including area code)




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              (Former name, former address and former fiscal year,
                         if changed since last report)


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                          Journal Communications, Inc.



Item 2.  ACQUISITION OR DISPOSITION OF ASSETS


On June 14, 1999, Journal Broadcast Corporation ("the JBC"), a wholly owned subsidiary of Journal Communications, Inc. ("JCI"), acquired all the issued and outstanding capital stock of Great Empire Broadcasting, Inc. ("GEB"), a Kansas corporation, pursuant to a Stock Purchase Agreement, dated August 24, 1998 and as amended on June 14, 1999, by and among GEB, all of the holders of capital stock of GEB and JBC. The aggregate acquisition price for the capital stock of GEB and related non-compete agreement was approximately $105.0 million. JCI used cash from its cash-equivalent portfolio to purchase the capital stock. The purchase price paid was determined on the basis of arm's length negotiations between the parties. There is no material relationship between the shareholders of GEB and JBC or any of its affiliates, directors or officers or any of their associates.

GEB, through wholly-owned subsidiaries, owns and operates, pursuant to licenses issued by the Federal Communications Commission ("FCC"), Radio Stations KFDI(AM), KFDI-FM, and KICT-FM, Wichita, Kansas; KYQQ (FM), Arkansas City, Kansas; KLLS (FM), Augusta, Kansas; KTTS (AM) and KTTS-FM, Springfield, Missouri; KLTQ (FM), Sparta, Missouri; WOW (AM) and WOW-FM, Omaha, Nebraska; KVOO (AM) and KVOO-FM, Tulsa, Oklahoma; and KCKI-FM, Henryetta, Oklahoma. JBC intends to operate the business of GEB at its present locations and to conduct the business of GEB in substantially the same manner as it had been conducted prior to the acquisition.



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                          Journal Communications, Inc.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial Statements of Business Acquired

        Not applicable

(b) Pro Forma Financial Information

        Not applicable

(c) Exhibits

     2.1* Stock Purchase Agreement,  dated as of August 24, 1998, by and among
          GEB, all of the holders of capital stock of GEB and JBC


     2.2 First Amendment to the Stock Purchase Agreement dated as of June 14, 1999.


* The schedules and exhibits to the Stock Purchase Agreement are not being filed herewith because JCI believes that the information in such schedules and exhibits should not be considered material to an investment decision in JCI or such information is otherwise adequately disclosed in this Form 8-K. The Stock Purchase Agreement identifies internally the contents of all omitted schedules and exhibits. JCI agrees to furnish supplementally (but not to "file") a copy of any such schedule or exhibit to the Commission upon request.


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                          Journal Communications, Inc.



                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          JOURNAL COMMUNICATIONS, INC.
                                          Registrant




Date:    June 29, 1999                    /s/ Steven J. Smith
         -------------                    --------------------------------------
                                          Steven J. Smith, Chairman and
                                          Chief Executive Officer





Date:    June 29, 1999                    /s/ Paul M. Bonaiuto
         -------------                    --------------------------------------
                                          Paul M. Bonaiuto, Executive Vice
                                          President and Chief Financial Officer